WAIVER AND
                                    AMENDMENT
                                      NO. 4
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

      This WAIVER AND AMENDMENT (this "Amendment") is entered into as of this 31st day of March, 2005 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC"), (SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory to the Credit Agreement (as herein defined), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as Syndication Agent, and GMAC COMMERCIAL FINANCE LLC (as successor by merger to GMAC Commercial Credit LLC), for itself, as Lender, and as Documentation Agent.

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of February 7, 2003, by and among Borrowers, Credit Parties, Agent, Syndication Agent, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of Borrowers; and

      WHEREAS, SMP has informed Agent of its desire to avoid any deemed dividend issues regarding the Guaranty by SMP Canada of the Obligations, the pledge of the stock of SMP Canada to Agent and the security interest of Agent in the assets of SMP Canada by terminating the SMP Canada Guaranty and the security interest of Agent in the assets of SMP Canada and by reducing the percentage of the voting stock of SMP Canada which is pledged from 100% to 65%; and

      WHEREAS, Agent and Lenders are willing to terminate the SMP Canada Guaranty and the security interest of Agent in the assets of SMP Canada and to reduce the percentage of the voting stock of SMP Canada which is pledged from 100% to 65% on the terms and conditions hereafter set forth; and

      WHEREAS, Borrowers have requested Agent and Lenders waive an Event of Default existing with respect to the Fixed Charge Coverage Ratio as of December 31, 2004 and to amend such covenant for subsequent fiscal periods, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the Borrowers' duties to give further assurances to the Agent and Lenders pursuant to the terms of the Credit Agreement, the parties hereto agree as follows:

      1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      2. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 4 below and Borrowers and their Subsidiaries on a consolidated basis having EBITDA of at least $30,000,000 for the 12-month period ended December 31, 2004, Agent and Lender hereby waive the Event of Default existing pursuant to Section 8.1(b) of the Credit Agreement solely as a result of Borrowers' failure to comply with the Minimum Fixed Charge Coverage Ratio contained in Annex G for the Fiscal Quarter ended on December 31, 2004.

      3. AMENDMENTS TO CREDIT AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

            (a) Section 1.6 of the Credit Agreement is hereby amended by deleting "(with Accounts owned by SMP Canada being deemed, for purposes of this Section, to be Accounts owned by SMP)" in the first sentence of Section 1.6.

            (b) Section 1.7 of the Credit Agreement is hereby amended by deleting "(with Inventory owned by SMP Canada being deemed, for purposes of this Section, to be Inventory owned by SMP)" in the first sentence of Section 1.7.

            (c) Section 6.4(b) of the Credit Agreement is hereby amended by deleting "$500,000" and inserting "$1,000,000" in its place and stead.

            (d) Sections 6.3, 6.5, 6.6, 6.7, 6.12, 6.16 and 6.18 of the Credit
Agreement are hereby amended by adding ", nor shall it permit SMP Canada to," after the words "No Credit Party shall".

            (e) Annex A of the Credit Agreement is hereby amended by amending the definitions of "Credit Parties", "SMP Amortizing Availability" and "Subsidiary Guaranty" to provide as follows:

            "CREDIT PARTIES" means each Borrower.

            "SMP AMORTIZING AVAILABILITY" means (a) $9,252,166 less $652,785 per Fiscal Quarter commencing with the Fiscal Quarter ending March 31, 2005, plus (B) the Additional SMP Amortizing Availability, minus (C) an amount equal to (i) 50% of the Fair Market Value of any Eligible Real Estate as of the Closing Date or the date it is purchased by SMP or 85% of the Net Orderly Liquidation Value of any Eligible Equipment as of the Closing Date or the date it is purchased by SMP, which is the basis of SMP Amortizing Availability, and which is subject to a loss, sale, destruction or other disposition, less (ii) the product of one-twenty eighth of the amount determined under the preceding clause (i) and the number of full Fiscal Quarters that have occurred since the Closing Date or the purchase of such Eligible Real Estate or Eligible Equipment to the date of such loss, sale, destruction or other disposition, as the case may be."

            "SUBSIDIARY GUARANTY" means the Subsidiary Guaranty dated the Original Closing Date executed by each domestic Subsidiary of each Borrower, each in favor of Agent, on behalf of itself and Lenders, as amended, modified or supplemented from time to time.

            (f) Annex G of the Credit Agreement is hereby amended by amending
Section 2(b) in its entirety to provide as follows:

            (b) MINIMUM FIXED CHARGE COVERAGE RATIO. Borrowers and their Subsidiaries on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the 12-month period then ended (or with respect to the Fiscal Quarters ending on or before December 31, 2005, the period commencing on January 1, 2005 and ending on the last day of such Fiscal Quarter) of not less than the following:

            Fiscal Quarter Ending                 Fixed Charge Coverage Ratio
            ---------------------                 ---------------------------

            March 31, 2005                        1.25 to 1.00
            June 30, 2005                         1.25 to 1.00
            September 30, 2005                    1.25 to 1.00
            December 31, 2005 and each            1.25 to 1.00
            Fiscal Quarter ending
            thereafter

      4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which Agent shall have received (i) ten (10) copies of this Amendment executed by Borrowers, Lenders and each of the Guarantors, (ii) a Borrowing Base Certificate as of the date of this Amendment reflecting the exclusion from Eligible Accounts and Eligible Inventory of SMP Canada's assets, and (iii) payment of an amendment fee of $100,000 which shall be paid to Agent for the ratable benefit of Lenders (which fee shall be charged by Agent to the Revolving Loan balance).

      5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

      6. NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      7. EFFECT ON THE CREDIT AGREEMENT. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

      8. CONSENT TO RELEASE OF SMP CANADA. Lenders hereby consent to Agent (i) terminating the Guaranty of SMP Canada and the Security Agreement with SMP Canada, and (ii) releasing thirty-five percent (35%) of the common stock of SMP Canada from the pledge of the stock of SMP Canada by SMP so that only sixty-five (65%) of the common stock of SMP Canada is pledged to Agent by SMP.

      9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

      10. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      11. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                           STANDARD MOTOR PRODUCTS, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           STANRIC, INC.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           MARDEVCO CREDIT CORP.


                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Agent and Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                                           GMAC COMMERCIAL FINANCE LLC,
                                           as Documentation Agent and Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                           BANK OF AMERICA, N.A.,
                                           as Syndication Agent and Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                           GE BUSINESS CAPITAL CORPORATION,
                                           as Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                           CONGRESS FINANCIAL CORPORATION,
                                           as Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                                           JP MORGAN CHASE BANK,
                                           as Lender


                                           By:
                                               ---------------------------------

                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                           HSBC BANK USA, NATIONAL ASSOCIATION,
                                           as Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------

                                           WELLS FARGO FOOTHILL,
                                           as Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------


                                           MERRILL LYNCH CAPITAL, a Division of
                                           MERRILL LYNCH BUSINESS FINANCIAL
                                           SERVICES INC.,
                                           as Lender


                                           By:
                                               ---------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                  ------------------------------

                       (SIGNATURES CONTINUED ON NEXT PAGE)

CONSENTED TO:


SMP MOTOR PRODUCTS LTD.


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


EAGLEMOTIVE CORPORATION


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------


MOTORTRONICS, INC.


By:
   ---------------------------
Name:
     -------------------------
Title:
      ------------------------